Exhibit 99.3

AMX CORPORATION

NOTICE OF RESTRICTED STOCK AWARD

Name of Grantee:	Robert Carroll
3020 Shelton Way
Plano, Texas 75093

Shares Subject to Award:	60,000 shares of common stock, par value $.01 (“Common Stock”) of AMX Corporation (the “Company”).

Type of Award:	Restricted Stock

Date of Award:	December 13, 2004

Purchase Price:	$0; Shares are granted in respect of services rendered to the Company.

Fair Market Value on Grant Date:	$17.09

Vesting Commencement Date:	December 13, 2004

Vesting Schedule:	This Award will vest with respect to one-quarter (1/4) of the shares on the Date of Award, and one-quarter (1/4) of the shares on each of the three successive anniversaries of the Date of Award, or in full upon a Change of Control (as defined in the AMX Corporation 1999 Equity Incentive Plan, as amended).

By signing your name below, you accept this Award and acknowledge and agree that this Award is granted under and governed by the terms and conditions of the Restricted Stock Award Agreement, which is hereby made a part of this document.

GRANTEE	AMX CORPORATION

/s/ Robert J. Carroll	By:	/s/ S. Byars
	Name:	Steven Byars
	Title:	VP Administration

AMX CORPORATION

1999 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

SECTION 1. GRANT OF STOCK AWARD.

(a) Stock Award. On the terms and conditions set forth in this Restricted Stock Award Agreement (this “Agreement”) and each Notice of Restricted Stock Award referencing this Agreement (the “Notice”), the Company hereby grants the Grantee the number of shares of Common Stock (the “Granted Shares”) under the terms set forth in the Notice. Each such Notice, together with this referenced Agreement, shall be a separate stock award governed by the terms of this Agreement.

(b) Stock Plan and Defined Terms. This award is granted under and subject to the terms of the Plan, which is incorporated herein by this reference. Capitalized terms are defined in Section 7 of this Agreement.

SECTION 2. ISSUANCE OF SHARES

(a) Stock Certificates. The Company shall cause to be issued a certificate or certificates for the Granted Shares representing this award, registered in the name of the Grantee.

(b) Shareholder Rights. Granted Shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Grantee will have the right to vote such Granted Shares, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board of Directors may in its sole discretion designate, pay or distribute on such Granted Shares and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Granted Shares. Notwithstanding the foregoing, other than regular cash dividends and other cash equivalent distributions as the Board of Directors may in its sole discretion designate, pay or distribute, the Company will retain possession of all distributions (“Retained Distributions”) made or declared with respect to the Granted Shares (and such Retained Distributions shall be subject to the same restrictions, terms and conditions as are applicable to the Granted Shares) until such time, if ever, as the Granted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Granted Shares are no longer subject to the Restrictions.

(c) Delivery of Shares. Granted Shares shall be deemed delivered to the Grantee and the Grantee shall be deemed to have received such Granted Shares on the date of grant specified in the Notice; provided, however, that for so long as Granted Shares are subject to the Restrictions, the Company shall maintain possession and control of such Granted Shares to facilitate the Company’s ability to enforce the Restrictions and the Grantee shall deliver to the Company, on or as soon as practicable following the date of grant a duly-executed blank Stock Power (in the form attached hereto as Exhibit A) with respect to such Granted Shares. Granted Shares together with any other assets or securities held by the Company with respect thereto shall be released to the Grantee when vested. Any new, substituted or additional securities or other property described in Section 4(c) shall be held by the Company as described in this Section 2(c) to the extent the related Granted Shares are at the time Restricted Shares.

(d) Section 83(b) Election. Section 83 of the Code provides that the Grantee is not subject to federal income tax until the Restrictions lapse with respect to the Granted Shares. If the Grantee chooses, the Grantee may make an election under Section 83(b) of the Code, which would cause the Grantee to recognize income in the amount of the Fair Market Value of the award (determined as of the date of the award) which amount will be subject to federal income tax. A Section 83(b) election must be filed with the Internal Revenue Service within thirty (30) days after the date of this award (even if no tax is payable because the Fair Market Value of the Restricted Shares on the date of the award equals $0). The form for making a Section 83(b) election is attached as Exhibit B. The Grantee acknowledges that it is the Grantee’s sole responsibility to timely file the Section 83(b) election and that failure to file a Section 83(b) election within the applicable thirty (30) day period may result in the recognition of ordinary income when the Restrictions lapse.

(e) Withholding Requirements. The Company may withhold any tax (or other governmental obligation) as a result of the grant of this award and/or the filing of a Section 83(b) election as a condition to the grant of this award, and the Grantee shall make arrangements satisfactory to the Company to enable it to satisfy all such withholding requirements.

SECTION 3. SECURITIES LAW ISSUES.

(a) Securities Not Registered. The Granted Shares have not been registered under the Securities Act and are being issued to the Grantee in reliance upon either (i) the exemption from such registration provided by Rule 701 promulgated under either the Securities Act for stock issuances under compensatory benefit plans such as the Plan or, (ii) the exemption for grants made to executive officers of the Company (or of its Parent or Subsidiary) under Section 4(2) of the Securities and Regulation D of the Securities and Exchange Commission (“Regulation D”).

(b) Grantee Representations. The Grantee hereby confirms that he has been informed that the Granted Shares are restricted securities under the Securities Act and that the Granted Shares may not be resold or transferred unless they are first registered under the Securities Act or unless an exemption from such registration is available. Accordingly, the Grantee hereby represents and acknowledges as follows:

(i)	The Granted Shares are being acquired for investment, and not with a view to sale or distribution thereof;

(ii)	The Grantee is prepared to hold the Granted Shares for an indefinite period and the Grantee is aware that Rule 144 promulgated under the 1933 Act, which exempts certain resales of securities, is not presently available to exempt the resale of the Granted Shares from the registration requirements of the Securities Act; and

(iii)	If the Grantee is an executive officer of the Company (or of a Parent or Subsidiary), the Grantee further acknowledges that he is an “accredited investor” within the meaning of Rule 501(e) of the Regulation D by virtue of the Grantee’s employment position.

(c) No Registration Rights. The Company may, but shall not be obligated to register or qualify the award of the Granted Shares to the Grantee under the Securities Act or any other applicable law. The Company shall not be obligated to take affirmative action to cause the award of the Granted Shares to the Grantee to comply with any law.

(d) Transferee Obligations. Each person (other than the Company) to whom the Granted Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Granted Shares are subject to the Restrictions to the same extent such shares would be so subject if retained by the Grantee.

(e) Permitted Transfers. Section 4(a) shall not apply to (i) a transfer by will or intestate succession or (ii) a transfer pursuant to a QDRO (collectively, “Permitted Transfers”) provided that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Grantee transfers any Shares acquired under this Agreement, under this subsection then such rights shall be applicable to the Transferee to the same extent as to the Grantee.

(f) Legends. All certificates evidencing Granted Shares and any securities constituting Retained Distributions shall bear the following legends:

“The shares represented hereby may not be sold, assigned, transferred, encumbered or in any manner disposed of, except in compliance with the terms of a Restricted Stock Award Agreement between the Company and the registered holder of the shares (or the predecessor in interest to the shares). Such agreement grants to the Company certain restrictions on transfer. The Secretary of the Company will upon written request furnish a copy of such agreement to the holder hereof without charge.”

“The shares represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be sold, pledged, or otherwise transferred without an effective registration thereof under such act or an opinion of counsel, satisfactory to the Company and its counsel, that such registration is not required.”

(g) Removal of Legends. If, in the opinion of the Company, any legend placed on a stock certificate representing Granted Shares or securities constituting Retained Distributions is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of shares but without such legend.

(h) Additional Restrictions. Regardless of whether the offering and sale of Granted Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Granted Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act or the securities laws of any state or any other law.

(i) Grantee Undertaking. The Grantee agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or effect one or more of the obligations or restrictions imposed on either the Grantee or upon the Restricted Shares pursuant to the provisions of this Agreement.

(j) Administration. Any determination by the Company in connection with any of the matters set forth in this Section 3 shall be conclusive and binding on the Grantee and all other persons.

SECTION 4. RESTRICTIONS.

(a) Restrictions. Unless the Granted Shares have become vested in accordance with the terms of the Notice, the Granted Shares initially shall be Restricted Shares. Upon termination of the Grantee’s Service, all Granted Shares that have not vested and any Retained Distributions with respect to such Restricted Shares shall be forfeited and ownership transferred to the Company. The Grantee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares, except pursuant to Permitted Transfers. If the Grantee transfers any Restricted Shares, such transfer shall be void ab initio. A breach of any of the restrictions, terms or conditions contained in this Agreement or the Plan or otherwise established by the Committee, with respect to the Granted Shares or Retained Distributions shall cause a forfeiture of such Granted Shares and any Retained Distributions with respect thereto.

(b) Lapse of Restrictions. The Restrictions described in Section 4(a) shall lapse with respect to the Granted Shares in accordance with the vesting schedule described in the Notice.

(c) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 4 or into which such Shares thereby become convertible shall immediately be subject to this Section 4.

(d) Termination of Rights as Shareholder. Upon the termination of the Grantee’s Service, the Grantee shall no longer have any rights as a shareholder with respect to the Granted Shares to be forfeited pursuant to Section 4(a). Such Granted Shares shall be deemed to have been duly transferred to the Company on the date such Service terminates in accordance with the applicable provisions hereof, whether or not certificate(s) therefor have been delivered to the Company.

SECTION 5. MISCELLANEOUS PROVISIONS.

(a) Tenure. Nothing in the Notice, Agreement or Plan shall confer upon the Grantee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Grantee) or of the Grantee, which rights are hereby expressly reserved by each, to terminate his Service at any time and for any reason, with or without Cause.

(b) Notification. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he most recently provided to the Company.

(c) Entire Agreement. The Notice, this Agreement and the Plan (and, if applicable, any employment or severance agreement between the parties) constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof. In the event of any inconsistency between this Agreement and the Plan, the provisions of the Plan shall control.

(d) Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

(e) Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Grantee, the Grantee’s assigns and the legal representatives, heirs and legatees of the Grantee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to be joined herein and be bound by the terms hereof.

(f) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, as such laws are applied to contracts entered into and performed in such State.

SECTION 6. DEFINITIONS.

(a) “Agreement” shall mean this Restricted Stock Award Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(c) “Cause” shall have the meaning set forth in the Grantee’s employment agreement with the Company.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(e) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(f) “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.

(g) “Company” shall mean AMX Corporation, a Texas corporation.

(h) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(i) “Fair Market Value” shall have the meaning set forth in the Plan.

(j) “Granted Shares” shall have the meaning described in Section 1(a) of this Agreement

(k) “Grantee” shall mean the person named in the Notice.

(l) “Notice” shall have the meaning described in Section 1(a) of this Agreement.

(m) “Parent” shall mean shall mean a “parent corporation” as defined in Section 424(e) of the Code.

(n) “Permitted Transfers” shall have the meaning described in Section 3(e) of this Agreement.

(o) “Plan” shall mean the AMX Corporation 1999 Equity Incentive Plan.

(p) “QDRO” shall have the meaning set forth in the Plan.

(q) “Regulation D” shall have the meaning set forth in Section 3(a).

(r) “Restricted Shares” shall mean Shares that are subject to the Restrictions.

(s) “Restrictions” shall mean the Company’s restrictions on transfer of unvested Granted Shares, as in Section 4 of this Agreement.

(t) “Retained Distributions” shall have the meaning set forth in Section 2(b).

(u) “Securities Act” shall mean the Securities Act of 1933, as amended.

(v) “Service” shall mean service as an Employee. For any purpose under this Agreement, Service shall be deemed to continue while the Grantee is on a bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(w) “Shares” shall mean shares of Common Stock.

(x) “Subsidiary” shall mean a “subsidiary corporation” as defined in Section 424(f) of the Code.

(y) “Transferee” shall mean any person to whom the Grantee has directly or indirectly transferred any Granted Shares.

EXHIBIT A

STOCK POWER

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto AMX Corporation (the “Company”),                      (            ) shares of the common stock, par value $.01 per share, of the Company standing in his/her/their/its name on the books of the Company represented by Certificate No.                      herewith and do(es) hereby irrevocably constitute and appoint                      his/her/their/its attorney-in-fact, with full power of substitution, to transfer such shares on the books of the Company.

Dated:	Signature:

Print Name and Mailing Address

Instructions:	Please do not fill in any blanks other than the signature line and printed name and mailing address. Please print your name exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to enforce the forfeiture provisions related to restricted shares without requiring additional signatures on your part.

EXHIBIT B

SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name:	_________________________________

Address:	_________________________________

_________________________________

Social Security Number:	_________________________________

(2)	The property with respect to which the election is being made is shares of the common stock, par value $.01 per share, of AMX Corporation (the “Issuer”).

(3)	The property was issued on December 13, 2004.

(4)	The taxable year in which the election is being made is the calendar year 2004.

(5)	The property is subject to restrictions pursuant to which the Issuer has the right to acquire the property upon the taxpayer’s termination of service prior to the vesting date. The restrictions lapse as follows: 25% on December 13, 2004, 25% on December 13, 2005, 25% on December 13, 2006, and 25% on December 13, 2007, provided the taxpayer remains in the service of the Issuer on each such date.

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $17.09 per share.

(7)	The amount paid by the taxpayer for such property is $0.

(8)	A copy of this statement was furnished to the issuer for whom taxpayer rendered the services underlying the transfer of property.

(9)	This statement is executed on , 2005.

_______________________________________________	_______________________________________________
Spouse (if any)	Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his Federal income tax returns and must be made within thirty (30) days after the execution date of the Notice of Stock Award. This filing should be made by registered or certified mail, return receipt requested. You should retain two (2) copies of the completed form for filing with your Federal and state tax returns for the current tax year and an additional copy for your records.